Exhibit 99.1

Zymeworks Appoints New Director

Vancouver, British Columbia (June 29, 2023) – Zymeworks Inc. (Nasdaq: ZYME), a clinical-stage biotechnology company developing novel, multifunctional biotherapeutics, today announced the appointment of Mr. Carlos E. Campoy to its board of directors effective as of June 30, 2023. Mr. Campoy brings extensive strategic and financial leadership experience in the pharmaceutical and biotechnology sectors to the Zymeworks board of directors. He was also appointed as a member of the audit committee and the nominating and corporate governance committee of the board of directors.

Mr. Campoy succeeds Dr. Natalie Sacks, who will step down effective as of June 30 after a successful 6-year tenure as board director of Zymeworks.

“Carlos’ extensive global experience in financial leadership positions in the pharmaceutical and biotechnology industries over twenty-five years makes him a valuable addition to the Zymeworks board of directors. He is a skillful, thoughtful, and performance-driven financial executive with a successful track record in leading culturally diverse organizations through complex transformational changes in the U.S. and internationally, and I look forward to working with him on the board of directors,” said Kenneth Galbraith, Chair and Chief Executive Officer of Zymeworks.

“The entire Zymeworks’ board of directors and employees are sincerely grateful to Dr. Sacks for her dedicated service to Zymeworks. She has been a significant contributor to Zymeworks’ efforts to advance multiple candidates in our development pipeline, as well as the establishment of valuable industry partnerships. We are grateful to have worked with her and extend our sincerest wishes for her continued success.”

“I’m very pleased to have the opportunity to join the board of directors at Zymeworks at such an exciting time for the company,” said Mr. Campoy. “I look forward to leveraging my financial and operating experience in the pharmaceutical and biotechnology industries to support Zymeworks’ future efforts in clinical development and commercialization of novel medicines for patients with difficult-to-treat cancers. Additionally, I am also committed to supporting a culture of diversity and individual fulfillment.”

Mr. Campoy began his life sciences industry career at Eli Lilly and Company in 1996, serving in a variety of senior financial leadership roles in the U.S., Japan, Latin America and Europe over an 18-year span. As the Chief Financial Officer at Alder Biopharmaceuticals in Seattle, Washington, he led successful capital markets transactions to fund commercialization readiness for eptinezumab and played a key role in the eventual acquisition of Alder Biopharmaceuticals by Lundbeck in 2019 in a cash transaction in excess of $2 billion. He also previously held financial leadership positions at Allergan plc and, most recently, was the Chief Financial Officer at CytomX Therapeutics. He received an M.B.A. in Finance and Decision Information Systems from Indiana University and a Bachelor of Science degree in Management from Faculdade C.C. Administracao de Tupa (FACCAT) in Brazil.

Egon Zehnder, a global leadership advisory firm, was actively engaged with Zymeworks in an advisory capacity and assisted in the recruitment of Mr. Campoy to the Zymeworks’ board of directors.

About Zymeworks Inc.

Zymeworks Inc. (Nasdaq: ZYME) is a global biotechnology company committed to the discovery, development, and commercialization of novel, multifunctional biotherapeutics. Zymeworks’ mission is to make a meaningful difference for people impacted by difficult-to-treat cancers and other serious diseases. Zymeworks’ complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutic candidates. Zymeworks engineered and developed zanidatamab, a HER2-targeted bispecific antibody using Zymeworks’ proprietary Azymetric™ technology. Zymeworks has entered into separate agreements with BeiGene, Ltd. (BeiGene) and Jazz Pharmaceuticals Ireland Limited (Jazz), granting each of BeiGene and Jazz with exclusive rights to develop and commercialize zanidatamab in different territories. Zanidatamab is currently being evaluated in global Phase 1, Phase 2, and Phase 3 clinical trials, including certain ongoing pivotal clinical trials as a treatment for patients with HER2-expressing cancers. Zymeworks’ next clinical candidate, zanidatamab zovodotin (ZW49), is a HER2-targeted bispecific antibody-drug conjugate (ADC) developed using Zymeworks’ proprietary Azymetric™ and ZymeLink™ Auristatin technologies. Zanidatamab zovodotin is currently being evaluated in a Phase 1 clinical trial for patients with a variety of HER2-expressing, HER2-amplified or HER2-mutant cancers. Zymeworks is also advancing a deep pipeline of product candidates based on its experience and capabilities in both ADC and multispecific antibodies (MSAT). In addition to Zymeworks’ wholly owned pipeline, its therapeutic platforms have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to potential therapeutic effects and commercial potential of zanidatamab and Zymeworks’ other product candidates; Zymeworks’ clinical development of its product candidates and enrollment in its clinical trials; the ability to advance product candidates into later stages of development; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for its quarter ended March 31, 2023 (a copy of which may be obtained at www.sec.gov and www.sedar.com).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Contacts:

Investor and Media Inquiries:

Diana Papove

Director, Corporate Communications

(604) 678-1388

ir@zymeworks.com

media@zymeworks.com